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                       COMPLUS, L.P. ADMISSION AGREEMENT

     THIS ADMISSION AGREEMENT is made and entered into this ___ day of March, 2000, by ComPlus, L.P. ("ComPlus"), and OnePoint Communications Corp. ("OnePoint").

                                   RECITALS

A. The business and affairs of ComPlus are governed by the Partnership Agreement of ComPlus amended and restated effective as of April 2, 1999, as amended from time to time in accordance with the terms thereof (the "Partnership Agreement").

B. The admission of OnePoint to ComPlus as a Class A Unit Holder has been approved or otherwise effected as provided in the Partnership Agreement.

                                   AGREEMENT

1.   Admission of New Partner. OnePoint is hereby admitted to ComPlus pursuant
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     to the Partnership Agreement. OnePoint shall be admitted to ComPlus as a
     Class A Unit Holder upon satisfaction of any conditions to the admission set forth in the Partnership Agreement and shall thereupon have all the rights and obligations of an Class A Unit Holder under the Partnership Agreement. OnePoint hereby acknowledges that its right to participate in ComPlus is limited and that the Company may issue additional partnership interest, including, but not limited to, Class A or B Units, in the Company to individuals or entities and that such issuance is in the sole and absolute discretion of the General Partner of the Company.

2.   Bound by Agreement. OnePoint agrees to be bound by all of the terms,
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     conditions, restrictions and other provisions of the Partnership Agreement and acknowledges receipt of a copy thereof.

3.   Capital Contribution. OnePoint shall immediately make any capital
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     contribution to ComPlus required to be made in connection with OnePoint's admission pursuant to the Purchase Agreement between ComPlus and OnePoint dated March 17, 2000. OnePoint's interest in ComPlus, subsequent to purchase of his Class A Units, shall be as reflected on Exhibit A, a copy of which is attached hereto and made a part hereof.

4.   Counterparts. This Admission Agreement may be executed in one or more
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     counterparts, all of which together shall constitute the Admission
     Agreement.

     IN WITNESS WHEREOF, this Admission Agreement has been executed as of the date first above.


ComPlus, L.P.                                  OnePoint Communications Corp.
By: AMI-VCom, Inc. it
General Partner



By:_____________________________________       By:____________________________
           James A. Otterbeck
Its: President                                 Its:___________________________